UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 28, 2004


                               THE WET SEAL, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                0-18632                                33-0415940
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        (Commission File Number)            (IRS Employer Identification No.)


                 26972 BURBANK, FOOTHILL RANCH, CALIFORNIA 92610
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (949) 583-9029


                                       NA
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|  |  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|  |  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))
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

ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

      On October 28, 2004, The Wet Seal, Inc. (the "Company") entered into retention agreements with each of Allan Haims, our President, Douglas Felderman, our Executive Vice President and Chief Financial Officer, and Joe Deckop, our Executive Vice President. Each agreement includes a grant of 155,000 shares of restricted stock of the Company. In addition, the agreements with each of Mr. Felderman and Mr. Deckop include certain severance protections in the event of an involuntary termination of employment by the Company and one-time retention payments of $100,000 payable on December 1, 2004, which would be owed back to the Company if the executive were to voluntarily terminate his employment with the Company within 12 months.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE WET SEAL, INC.
                                       (Registrant)


          November 1, 2004             By:  /S/ JOSEPH DECKOP
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                Date                        Joseph Deckop
                                            Executive Vice President